Exhibit 32.2
Certification of Periodic Financial Reports
     I, Robert J. Messey, Vice President of Arch Western Resources, LLC, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
     (2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Arch Western Resources, LLC.

/s/ Robert J. Messey
Robert J. Messey
Date: May 15, 2006	Vice President